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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 26, 2000


                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------



             DELAWARE                      0-18121               36-3664868
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
          Incorporation)                                     Identification No.)




    55TH STREET & HOLMES AVENUE                                     60514
     CLARENDON HILLS, ILLINOIS                                    (Zip Code)
 (Address of principal executive
              offices)



        Registrant's telephone number, including area code (630) 325-7300



                                 NOT APPLICABLE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST YEAR)


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Item 5.        Other Events.
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               On January 26, 2000, MAF Bancorp, Inc. announced its 1999 fourth quarter earnings results as reflected in the attached press release which is incorporated herein by reference and which constitutes a part of this report.

Item 7(c).     Exhibits.
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Exhibit 99.1   Press Release dated January 26, 2000.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MAF Bancorp, Inc.



Date:  January 27, 2000                          By:/s/ Jerry Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS
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Exhibit
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99.1      Press Release dated January 26, 2000.